SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 30, 1999



                               ASTA FUNDING, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


      0-26906                                          22-3388607
(Commission File Number)                    (IRS Employer Identification No.)


              210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 201-567-5648


                                 Not Applicable
          (Former name of former address, if changed since last report)




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Item 2.  Acquisition or Disposition of Assets.

         On March 30, 1999, three wholly owned subsidiaries of Asta Funding, Inc. (the "Registrant") purchased approximately $1.35 billion of charged-off credit card receivables from the following four banks: First USA Bank, Chevy Chase Bank, Bank One Corporation and FCC National Bank. The purchase price for the receivalbes was made available to the Registrant's subsidiaries from four lenders: Greenwich Capital Financial Products, Inc., Rosenthal & Rosenthal, Inc., Sterling Financial Services Company and Asta Group, Incorporated. Asta Group, Incorporated is an affiliate of the Registrant.


Item 7. Financial Statements and Exhibits.

         Exhibit 99.1 Press Release dated March 31, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ASTA FUNDING, INC.


                                          /s/ Gary Stern
                                          Gary Stern, President


Dated:  April 2, 1999



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                                  EXHIBIT INDEX


Exhibit No. 99.1  Press Release dated March 31, 1999.